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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     August 18, 1998
                                                     ------------------------

                               CASE RECEIVABLES II INC.
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                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                333-52493               76-0439709
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(STATE OR OTHER JURISDICTION      (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)


233 Lake Avenue, Racine, Wisconsin                                 53403
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


Registrant's telephone number, including area code     (414) 636-6011
                                                    --------------------------

                       233 Lake Avenue, Racine, Wisconsin 53403
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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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     ITEM 5.  OTHER EVENTS

     On August 18, 1998, the registrant made available to prospective investors a term sheet (the "TERM SHEET") setting forth a description of the initial collateral pool and the proposed structure for the issuance of $612,500,000 aggregate principal amount of asset-backed notes (the "NOTES") by Case Equipment Receivables Trust 1998-B. The Term Sheet is attached hereto as Exhibit 99.

     Attached is a definitive legality and tax opinion relating to the Notes. For both opinions, see Exhibits 5 and 8(a).

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibit 5 - Opinion of Mayer, Brown & Platt with respect to legality

     Exhibit 8(a) - Opinion of Mayer, Brown & Platt with respect to Federal income tax matters (included as part of Exhibit 5)

     Exhibit 99 - Term Sheet dated August 14, 1998 of Case Equipment Receivables Trust 1998-B


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CASE RECEIVABLES II INC.
                                         (Registrant)


Dated: August 20, 1998             By: /s/ Peter Hong
                                       ------------------
                                           PETER HONG

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                                    EXHIBIT INDEX



Exhibit 5 - Opinion of Mayer, Brown & Platt with respect to legality

Exhibit 8(a) - Opinion of Mayer, Brown & Platt with respect to Federal income tax matters (included as part of Exhibit 5)

Exhibit 99 - Term Sheet dated August 14, 1998 of Case Equipment Receivables Trust 1998-B